SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2006

                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

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            New York                                0-18684                              14-1626307
 (State or other jurisdiction of            (Commission file number)                  (I.R.S. employer
 incorporation or organization)                                                      identification no.)

            Lexington Park
        Lagrangeville, New York                                                                12540
    (Address of principal executive                                                         (Zip code)
               offices)
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       Registrant's telephone number, including area code: (845) 454-3703

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                         Page

Item 5.02         Appointment of Principal Officers........................3

Item 9.01         Exhibits.................................................3

Signature         .........................................................4


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Item 5.02.        Appointment of Principal Officers.

         On January 5, 2006, the Company announced that Barry I. Regenstein has been promoted to President and will retain the title of Chief Financial Officer and Martin C. Blake has been promoted to Chief Operating Officer.

         Mr. Regenstein joined Command in August 2004 as Executive Vice President and Chief Operating Officer and Mr. Blake has served as Vice President of the Company's Aviation Safeguards division since March 1992.

         Information about Messrs. Regenstein and Blake that is required by this Form 8-K is set forth in the Company's proxy statement relating to its annual meeting of shareholders held on September 22, 2005. Such information is hereby incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

      (c) Exhibits:

            99.1 Press Release, dated January 5, 2006 announcing key management team promotions.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 9, 2006

                                    COMMAND SECURITY CORPORATION

                                    By: /s/ Barry Regenstein
                                        Name:  Barry Regenstein
                                        Title:  President and
                                                Chief Financial Officer

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